UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2017

Spark Networks, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32750	20-8901733
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

11150 Santa Monica Boulevard, Suite 600
Los Angeles, California 90025

(Address of Principal Executive Offices) (Zip Code)

(310) 893-0550

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On November 2, 2017, pursuant to the terms of an Agreement and Plan of Merger, dated as of May 2, 2017 (the “Merger Agreement”), by and among Spark Networks, Inc. (the “Company”), Affinitas GmbH, Spark Networks SE (f/k/a Blitz 17-655 SE) (“New Spark”), and Chardonnay Merger Sub, Inc., a wholly-owned subsidiary of New Spark (“Merger Sub”), New Spark completed its acquisition of the Company through the merger of Merger Sub with and into the Company (the “Merger”), with the Company continuing as the surviving corporation in the Merger and becoming a wholly owned subsidiary of New Spark.

At the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.001 per share (the “Common Stock”), of the Company was exchanged for the right to receive 0.1 American Depositary shares of New Spark (“New Spark ADSs”), with each New Spark ADS representing 0.1 ordinary shares of New Spark (the “Merger Consideration”). In addition, at the Effective Time, option awards were converted into corresponding awards that are subject to New Spark ordinary shares.

The foregoing description of the effects of the Merger and the Merger Agreement, and the transactions contemplated thereby, does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement. A copy of the Merger Agreement was attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on May 3, 2017, and is attached as Exhibit 2.1 hereto and incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth under Item 2.01 is incorporated herein by reference.

In connection with the closing of the Merger, the Company notified the New York Stock Exchange (“NYSE”) on November 2, 2017 that each outstanding share of Common Stock was converted pursuant to the Merger Agreement as set forth under Item 2.01. The Company requested that NYSE delist its Common Stock on November 2, 2017 and, as a result, trading of the Common Stock on NYSE was suspended prior to the opening of NYSE on November 3, 2017. The Company also requested that NYSE file a Form 25 with the SEC to remove the Common Stock from listing on NYSE and to deregister the Common Stock pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which Form 25 was filed by the NYSE on November 3, 2017.

Additionally, the Company intends to file with the SEC a Form 15 requesting the termination of registration of the Common Stock under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Section 13 and 15(d) of the Exchange Act.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth under Item 2.01 is incorporated herein by reference.

Pursuant to the Merger Agreement and in connection with the consummation of the Merger, each outstanding share of Common Stock was converted into the right to receive the Merger Consideration.

Item 5.01	Changes in Control of Registrant.

The information set forth under Item 2.01 is incorporated herein by reference.

As a result of the Merger, a change in control of the Company occurred and the Company became a wholly-owned subsidiary of New Spark with former Affinitas GmbH stockholders owning approximately 75% of the combined company and former Spark stockholders owning approximately 25%.

Item 5.02       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Directors

Upon completion of the Merger, Herbert Sablotny and Michael Schrezenmaier, who constituted the Board of Directors of Merger Sub, became the directors of the Company, and each of the seven directors of the Company immediately prior to the Effective Time (Michael J. McConnell, Michael B. Brodsky, Bradley J. Goldberg, Ian V. Jacobs, John H. Lewis, Walter L. Turek and Daniel M Rosenthal) are no longer directors of the Company.

Officers

Upon completion of the Merger, each of the existing officers of the Company were removed and the executive officers of Merger Sub immediately prior to the Effective Time, which consisted of Michael Schrezenmaier, Vice President and Secretary, became the executive officer of the Surviving Corporation as of immediately after the Effective Time. The biography of Mr. Schrezenmaier included under “New Spark’s Business─New Spark Managing Directors (geschäftsführende Direktoren) and Executive Officers” in the proxy statement/prospectus which forms part of the Registration Statement on Form F-4 filed with the SEC on August 16, 2017, as amended, is incorporated herein by reference.

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the consummation of the Merger, the Company’s certificate of incorporation and bylaws were amended and restated to be the certificate of incorporation and the bylaws, respectively, of Merger Sub in effect immediately prior to the Effective Time.

The certificate of incorporation and bylaws as so amended and restated are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of May 2, 2017, by and among Spark Networks, Inc., Affinitas GmbH, Spark Networks SE (f/k/a Blitz 17-655 SE), and Chardonnay Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed with the SEC on May 3, 2017)

3.1	Amended and Restated Certificate of Incorporation

3.2	Amended and Restated Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPARK NETWORKS, INC.

Date: November 8, 2017	By:	/s/ Michael Schrezenmaier
	Name:	Michael Schrezenmaier
	Title:	Vice President and Secretary

Exhibit Index

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of May 2, 2017, by and among Spark Networks, Inc., Affinitas GmbH, Spark Networks SE (f/k/a Blitz 17-655 SE), and Chardonnay Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed with the SEC on May 3, 2017)

3.1	Amended and Restated Certificate of Incorporation

3.2	Amended and Restated Bylaws